UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 28, 2024, LuxUrban Hotels Inc. (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, for the prior 30 consecutive business days (through June 27, 2024), the closing market value of listed securities (MVLS) of the Company’s Common Stock, $0.00001 par value per share (“common stock”) and 13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share (“preferred stock”, and collectively with the common stock the “securities”) had been below the minimum of $35 million required for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2). The notice stated that the Company would be afforded 180 calendar days (until December 26, 2024) (the “Compliance Period”) to regain compliance.

On January 3, 2024, the Company received a notice from Nasdaq indicating that it has not regained compliance with Nasdaq Listing Rule 5550(b)(2) within the Compliance Period. The notice further requests that the Company submit its written views regarding this additional deficiency to the Nasdaq no later than January 10, 2025.

The notice has no effect at this time on the listing of the Company’s common stock or preferred stock, which will continue to trade uninterrupted under the symbol “LUXH” and “LUXHP” respectively. The Company intends to submit the required materials addressing this additional deficiency and will evaluate all available options to regain compliance with Nasdaq's listing standards.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 6, 2025	LUXURBAN HOTELS INC.

		By:	/s/ Michael James
			Name:	Michael James
			Title:	Chief Financial Officer

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